UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 7, 2004

                               DENDO GLOBAL CORP.

             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-27867
                            (Commission File Number)

                                   87-0533626
                        (IRS Employer Identification No.)

                         3311 N. Kennicott Ave., Suite A
                           Arlington Heights, IL 60004
               (Address of principal executive offices)(Zip Code)

                                 (847) 870-2601
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On September 7, 2004, Dendo Global Corp., a Nevada corporation (the "Company"), entered into a Base Agreement (the "Base Agreement") with International Business Machines Corporation ("IBM") establishing the basis for a multinational procurement relationship under which the Company will provide IBM certain deliverables ("Deliverables") and services ("Services") as set forth in yet to be executed Statements of Work ("SOW"). The Base Agreement remains in effect until terminated.

Deliverables to be delivered by the Company to IBM per the terms of the Base Agreement include equipment, program products, developed works, preexisting materials and certain tools. Services will include those certain services to be performed by the Company for IBM per the terms of the SOWs. Each individual SOW will define completely the Deliverables and Services to be provided by the Company and invoiced to IBM. The Base Agreement's purpose is to provide for individual IBM locations/offices to engage the Company for products, goods and services without further individual contract negotiations. The actual prices for the Deliverables and Services for which the Company will charge IBM will be set forth in the SOWs.

Payment for the Deliverables and Services of the Company will be made within forty five (45) days of IBM's receipt of an invoice in connection with each individual SOW. Deliverables and Services are subject to inspection, test, acceptance or rejection in accordance with the acceptance and/or completion criteria as specified in the relevant SOW or work authorization ("WA").

The Company and/or IBM may terminate the Base Agreement without any cancellation charge in the event of a material breach of the Base Agreement by either party. In the event of a termination, the termination takes effect at the end of a thirty (30) day written notice period if the cause of the termination remains uncured. Either party may terminate the Base Agreement without cause where there are no outstanding SOWs or WAs. SOWs and WAs may be terminated by IBM with or without cause upon written notice by IBM to the Company.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DENDO GLOBAL CORP.
                                         (Registrant)

                                         /s/ James E. Solomon
                                         -------------------------------
                                         By: James E. Solomon
                                         Its: President and CEO

                                         Date: September 10, 2004

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